                                                                      Exhibit 24
                                POWER OF ATTORNEY

          Each of the undersigned officers and/or directors of Value City Department Stores, Inc., an Ohio corporation (the "Company"), hereby appoints Robert M. Wysinski and Richard L. Walters as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-3 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale by certain shareholders of the Company of up to 625,000 shares of common stock, without par value, of the Company and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorney-in-fact, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.
          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and effective on the date indicated.

       SIGNATURE                           TITLE                                    DATE
       ---------                           -----                                    ----


/s/Jay L. Schottenstein            Chairman of the Board                       October 15, 1998
-------------------------------
Jay L. Schottenstein


/s/ Saul Schottenstein             Vice Chairman of the Board                  October 15, 1998
-------------------------------    of Directors
Saul Schottenstein


/s/ Martin P. Doolan               President, Chief Executive Officer          October 15, 1998
-------------------------------    and Director
Martin P. Doolan


/s/ Robert M. Wysinski             Senior Vice President, Treasurer,           October 15, 1998
-------------------------------    Secretary (Principal Financial Officer)
Robert M. Wysinski



/s/ Richard L. Walters             Controller, Assistant Treasurer, and        October 15, 1998
-------------------------------    Assistant Secretary
Richard L. Walters                 (Principal Accounting Officer)



/s/ Ari Deshe                      Director                                    October 15, 1998
-------------------------------
Ari Deshe


/s/ Jon P. Diamond                 Director                                    October 15, 1998
-------------------------------
Jon P. Diamond


/s/ Richard Gurian                 Director                                    October 15, 1998
-------------------------------
Richard Gurian


/s/ Dr. Norman Lamm                Director                                    October 15, 1998
-------------------------------
Dr. Norman Lamm


/s/ Geraldine Schottenstein        Director                                    October 15, 1998
-------------------------------
Geraldine Schottenstein



/s/ Robert L. Shook                 Director                                    October 15, 1998
-------------------------------
Robert L. Shook